Exhibit 99.1

For Immediate Release

April 1, 2014

For More Information

Trisha Voltz Carlson

SVP, Investor Relations Manager

504.299.5208; trisha.carlson@hancockbank.com

Hancock Announces the Divestiture of Selected Insurance Lines of Business

Retaining Life, Title Insurance; Divesting Property & Casualty, Group Benefits Business Lines

GULFPORT, Miss. (April 1, 2014)—Hancock Holding Company (Nasdaq: HBHC) announced today that it has agreed to sell its property and casualty (P&C) and group benefits lines of business within its subsidiary insurance agencies to AssuredPartners Inc. in Lake Mary, Florida. Hancock will retain its life and title insurance lines of business within Hancock and Whitney Insurance Agencies. In addition, a referral program has been established with AssuredPartners so that Hancock and Whitney can continue providing clients P&C insurance and employee group benefits services. The transaction is expected to close April 4, 2014, with an effective date of April 1, 2014. Although ownership of the business will be transferred on the closing date, certain transitional services will be provided by Hancock to AssuredPartners for a 120 day period.

“The divestiture of these insurance lines supports our ongoing efforts to align our organizational structure with key opportunities, while building value for shareholders, clients, and associates,” said Hancock Holding Company President and Chief Executive Officer Carl J. Chaney. “In our strategic review of all business lines across the organization, we determined that exiting these specific insurance business lines would allow us to both reinvest and refocus our efforts on potentially higher-return, revenue-generating initiatives. While this transaction is not part of our ongoing expense reduction initiative, it allows the company to focus on core banking and wealth management segments designed to achieve future efficiency goals.”

The transaction will be reflected in the Company’s second quarter 2014 financial results. The lines of business being divested represent approximately half of the Company’s 2013 insurance revenue, and the sale is not expected to have a material impact on future net operating results.

About Hancock Holding Company

Hancock Holding Company is a multi-faceted financial services company with regional business headquarters and locations throughout a growing Gulf South corridor. With a heritage dating to the late 1800s, the company’s banking subsidiary provides a comprehensive network of full-service financial choices through Hancock Bank locations in Mississippi, Alabama, and Florida and Whitney Bank offices in Louisiana and Texas, including traditional and online banking; commercial and small business banking; energy banking; private banking; trust and investment services; certain insurance services; mortgage services; and consumer financing. More information and online banking are available at www.hancockbank.com and www.whitneybank.com.

Hancock Announces the Divestiture of Selected

Insurance Lines of Business

April 1, 2014

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, and we intend such forward-looking statements to be covered by the safe harbor provisions therein and are including this statement for purposes of invoking these safe-harbor provisions. Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Hancock’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited. Although Hancock believes that the expectations reflected in its forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from those expressed in Hancock’s forward-looking statements include, but are not limited to, those risk factors outlined in Hancock’s public filings with the Securities and Exchange Commission, which are available at the SEC’s internet site (http://www.sec.gov).

You are cautioned not to place undue reliance on these forward-looking statements. Hancock does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements, except as required by law.

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